EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 7th day of March, 2012.

Signature	Title

/s/ Louis J. D’Ambrosio
Louis J. D’Ambrosio	Director, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 6th day of March, 2012.

Signature	Title

/s/ Robert A. Schriesheim
Robert A. Schriesheim	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 8th day of March, 2012.

Signature	Title

/s/ Robert A. Riecker
Robert A. Riecker	Vice President, Controller and Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 12th day of March, 2012.

Signature	Title

/s/ Edward S. Lampert
Edward S. Lampert	Director and Chairman of the Board of Directors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 13th day of March, 2012.

Signature	Title

/s/ William C. Kunkler, III
William C. Kunkler, III	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 12th day of March, 2012.

Signature	Title

/s/ Steven T. Mnuchin
Steven T. Mnuchin	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 9th day of March, 2012.

Signature	Title

/s/ Ann N. Reese
Ann N. Reese	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 8th day of March, 2012.

Signature	Title

/s/ Emily Scott
Emily Scott	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that of the undersigned, being a director or officer, or both, of SEARS HOLDINGS CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint LOUIS J. D’AMBROSIO, DANE A. DROBNY, ROBERT A. SCHIESHEIM, and ROBERT A. RIECKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 28, 2012, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to the annual report on Form 10-K for the year ended January 28, 2012 or any amendment or papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 8th day of March, 2012.

Signature	Title

/s/ Thomas J. Tisch
Thomas J. Tisch	Director